UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K/A

(Amendment No. 1)

_______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023

_______________

Patterson-UTI Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

_______________

Delaware	1-39270	75-2504748
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)
10713 W. Sam Houston Pkwy N, Suite 800, Houston, Texas		77064
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281-765-7100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PTEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Introduction

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Patterson-UTI Energy, Inc., a Delaware corporation (“Patterson-UTI”), to amend and supplement its Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2023 (the “August Form 8-K”) and September 1, 2023 (the “September Form 8-K” and, together with the August Form 8-K, the “Prior Forms 8-K”). As previously disclosed in the August Form 8-K, on August 14, 2023, Patterson-UTI completed the acquisition of BEP Diamond Holdings Corp., a Delaware corporation (“Ulterra”), from BEP Diamond Topco L.P., a Delaware limited partnership, as sole stockholder of Ulterra (“Ulterra Parent”). As previously disclosed in the September Form 8-K, on September 1, 2023, Patterson-UTI completed the merger with NexTier Oilfield Solutions Inc., a Delaware corporation (“NexTier”).

Patterson-UTI is filing this Amendment solely to supplement Item 9.01 of the Prior Forms 8-K to file (i) the audited consolidated financial statements of NexTier as of December 31, 2022 and 2021 and for the years ended December 31, 2022, 2021 and 2020, (ii) the unaudited condensed consolidated financial statements of NexTier as of June 30, 2023 and for the six months ended June 30, 2023 and 2022, (iii) the audited consolidated financial statements of Ulterra Parent as of December 31, 2022 and for the year ended December 31, 2022, (iv) the unaudited condensed consolidated financial statements of Ulterra Parent as of June 30, 2023 and for the six months ended June 30, 2023, and (v) the unaudited pro forma condensed combined financial data of Patterson-UTI as of June 30, 2023 and for the six months ended June 30, 2023 and for the year ended December 31, 2022. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior Forms 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

NexTier

The audited consolidated balance sheets of NexTier and its subsidiaries as of December 31, 2022 and 2021 and related consolidated statements of operations and comprehensive income (loss), changes in stockholders’ equity, and cash flows for each of the years ended December 31, 2022, 2021 and 2020, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.1, and are incorporated herein by reference.

The unaudited condensed consolidated balance sheet of NexTier and its subsidiaries as of June 30, 2023, and the related condensed consolidated statements of operations and comprehensive income, changes in stockholders’ equity, and cash flows for each of the six months ended June 30, 2023 and 2022, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.2, and are incorporated herein by reference.

Ulterra Parent

The audited consolidated balance sheet of Ulterra Parent and its subsidiaries as of December 31, 2022 and related consolidated statements of operations and comprehensive income (loss), owners’ equity, and cash flows for the ended December 31, 2022, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.3, and are incorporated herein by reference.

The unaudited condensed consolidated balance sheet of Ulterra Parent and its subsidiaries as of June 30, 2023, and the related condensed consolidated statements of operations and comprehensive income (loss), owners’ equity, and cash flows for the six months ended June 30, 2023, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.4, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of Patterson-UTI as of June 30, 2023, for the six months ended June 30, 2023 and for the year ended December 31, 2022, are filed herewith and attached hereto as Exhibit 99.5, and are incorporated herein by reference.

(d) Exhibits.

23.1	Consent of KPMG LLP, independent registered public accounting firm for NexTier Oilfield Solutions Inc.

23.2	Consent of BDO USA, P.C., independent auditors for BEP Diamond Topco L.P.

99.1

Audited Consolidated Financial Statements of NexTier as of December 31, 2022 and 2021 and for the years ended December 31, 2022, 2021 and 2020 (incorporated by reference to Item 8. “Financial Statements and Supplementary Data” in NexTier’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 16, 2023).

99.2

Unaudited Condensed Consolidated Financial Statements of NexTier as of June 30, 2023 and for the six months ended June 30, 2023 and 2022 (incorporated by reference to Item 1. “Financial Statements” in NexTier’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, filed with the SEC on July 26, 2023).

99.3

Audited Consolidated Financial Statements of Ulterra Parent as of December 31, 2022 and for the year ended December 31, 2022 (incorporated by reference to Exhibit 99.1 to Patterson-UTI’s Current Report on Form 8-K, filed with the SEC on July 17, 2023).

99.4	Unaudited Condensed Consolidated Financial Statements of Ulterra Parent as of June 30, 2023 and for the six months ended June 30, 2023.

99.5	Unaudited pro forma combined financial information of Patterson-UTI Energy, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2023
Patterson-UTI Energy, Inc.

	By:	/s/ C. Andrew Smith
Name: C. Andrew Smith
Title: Executive Vice President and Chief Financial Officer